EXHIBIT 10.1

Conformed Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of July 26, 2007, among COOPER-STANDARD HOLDINGS INC., a Delaware corporation (f/k/a CSA Acquisition Corp.) (“Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, a corporation organized under the laws of Ontario (the “Canadian Borrower”), STEFFENS BEHEER BV, a company incorporated under the laws of The Netherlands (the “Dutch Borrower”), various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent under the Security Documents (in such capacity, the “Collateral Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

WITNESSETH :

WHEREAS, Holdings, the U.S. Borrower, the Canadian Borrower, various Lenders, the Administrative Agent and certain other Agents have entered into a Credit Agreement, dated as of December 23, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the U.S. Borrower desires to acquire (the “MAPS Acquisition”) the automotive weather sealing business of Automotive Sealing Systems S.A. (the “Seller”) (collectively, “MAPS Business”) pursuant to, and in accordance with the terms of, that certain Sale and Purchase Agreement (the “MAPS Acquisition Agreement”), dated as of June 9, 2007, between the Seller, the U.S. Borrower and CSA Germany GmbH&CoKG;

WHEREAS, the Dutch Borrower desires to become a party to the Credit Agreement and incur Dutch Borrower Dual Currency Facility Revolving Loans pursuant to Section 2.01(i) of the Credit Agreement (as amended by this Second Amendment);

WHEREAS, Holdings and the Borrowers have requested certain amendments and consents to the Credit Agreement in connection with, among other things, the MAPS Acquisition and the financing thereof, in each case as described below;

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend certain provisions of, and enter into certain agreements with respect to, the Credit Agreement and the Exhibits thereto, in each case as herein provided;

NOW, THEREFORE, it is agreed;

A. Amendments, and Agreements with respect to, to the Credit Agreement.

1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby acknowledge and agree that, at any time on or prior to October 31, 2007, the MAPS Acquisition may be effected as a Foreign Permitted Acquisition under the Credit Agreement (and thereupon constitute a “Permitted Acquisition” and a “Foreign Permitted Acquisition” for all purposes of the Credit Agreement), so long as:

(i) the sole consideration payable in respect of the MAPS Acquisition (exclusive of transaction fees and expenses) shall consist of cash in an amount equal to €100,000,000 or, if the Lindau Mortgage is assumed, €89,175,000 (in either case, as such amount may be adjusted as provided in Section 5.3 of the MAPS Acquisition Agreement);

(ii) on or prior to the MAPS Acquisition Date, there shall have been delivered to the Administrative Agent true and correct copies of the MAPS Acquisition Agreement and all other material documents entered into in connection with the MAPS Acquisition (the “MAPS Acquisition Documents”), certified as such by an officer of the U.S. Borrower;

(iii) on the MAPS Acquisition Date, (x) all MAPS Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, and (y) the MAPS Acquisition shall have been consummated in accordance with the MAPS Acquisition Agreement and, since the Second Amendment Effective Date, the MAPS Acquisition Agreement shall not have been altered, amended, or otherwise changed or supplemented or any condition therein waived if such alternation, amendment, change, supplement or waiver would be adverse to the interests of the Lenders in any material respect;

(iv) there not having occurred a “Material Adverse Change” (as defined in Section 4.2.2 of the MAPS Acquisition Agreement as in effect on the Second Amendment Effective Date);

(v) the Sponsors shall have made a cash common equity contribution to Holdings in an aggregate amount of U.S.$30,000,000, which, in turn, shall have been contributed as a cash common equity contribution to the U.S. Borrower and which, in turn, shall (together with the proceeds of all U.S. Borrower Incremental Term Loans incurred on the MAPS Acquisition Date) have been, directly or indirectly, on-loaned and/or contributed as a cash equity contribution to the Dutch Borrower or one or more of its Subsidiaries in accordance with the requirements of Section 10.04(d)(u) and the other applicable provisions of Section 10.04 of the Credit Agreement (as amended hereby);

(vi) on the MAPS Acquisition Date and after giving effect to the consummation of the MAPS Acquisition, the Dutch Borrower and the MAPS Business shall have no outstanding Preferred Equity or Indebtedness, except for (1) in the case of the Dutch Holding Companies and the Dutch Borrower, intercompany Indebtedness permitted pursuant to Section 10.01(a)(v), (2) in the case of the Dutch Borrower, Dutch

Borrower Dual Currency Revolving Loans, and (3) in the case of the MAPS Business, (x) the Lindau Mortgage and (y) such other existing indebtedness (not to exceed U.S.$2,500,000 in aggregate principal amount) identified in writing to the Administrative Agent as shall be permitted by the Administrative Agent to remain outstanding;

(vii) prior to or concurrently with the consummation of the MAPS Acquisition, (w) the U.S. Borrower shall have incurred U.S. Borrower Incremental Term Loans pursuant to Section 2.01(d) of the Credit Agreement (as amended hereby) in an aggregate principal amount not to exceed €65,000,000, which U.S. Borrower Incremental Term Loans shall be added to the existing Tranche of Tranche E Terms Loans (as so designated in the Incremental Term Loan Agreement entered into on the First Amendment Effective Date) in accordance with the requirements of Section 2.15(c) of the Credit Agreement (as amended hereby), (x) the proceeds of such U.S. Borrower Incremental Term Loans shall been applied, directly or indirectly, on the MAPs Acquisition Date to finance the MAPs Acquisition and the related transactions, (y) all of the requirements contained in Section 2.15 of the Credit Agreement (as amended hereby) and the definition of “Incremental Term Loan Requirements” applicable to the provision, and incurrence of, U.S. Borrower Incremental Term Loans shall have been satisfied (including, without limitation, the delivery by the U.S. Borrower of the officer’s certificate and required financial calculations referred to in clause (x) of the definition of “Incremental Term Loan Requirements”) and (z) all of the conditions to a borrowing of U.S. Borrower Incremental Term Loans in Section 7 of the Credit Agreement (as amended hereby)shall have been satisfied;

(viii) the Administrative Agent shall have received a solvency certificate from the Chief Financial Officer of the U.S. Borrower, dated the MAPS Acquisition Date, in form and substance satisfactory to the Administrative Agent;

(ix) all of the conditions specified in Section 7.04 shall have been satisfied in full; and

(x) the Administrative Agent shall have received a certificate, dated the MAPS Acquisition Date and signed on behalf of the U.S. Borrower by an appropriate officer of the U.S. Borrower, stating all of the conditions in clauses (i) through (ix), inclusive, above, and Section 7 of the Credit Agreement (as amended hereby) have been satisfied on such date.

2. Notwithstanding anything to the contrary contained in the Credit Agreement or in Section 1 of Part A of this Second Amendment, the parties hereto hereby acknowledge and agree that the MAPS Acquisition shall not constitute a “Foreign Permitted Acquisition” for purposes of determining compliance with the aggregate consideration requirements for future Foreign Permitted Acquisitions set forth in Section 10.04(p) of the Credit Agreement (as amended hereby).

3. The introductory paragraph of the Credit Agreement is hereby amended by (i) deleting the text “and, together with the U.S. Borrower, the “Borrowers”“ appearing in said paragraph in its entirety and (ii) deleting the text “Section 11” appearing in the last sentence of said introductory paragraph and inserting in lieu thereof the text “Section 1”.

4. The definition of “Applicable Margin” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “U.S. Borrower Dual Currency Facility Revolving Loan” appearing in the grid therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan” in lieu thereof, (ii) inserting the text “Dual Borrower Dual Currency Facility Revolving Loan” immediately prior to the text “and Swingline Base Rate” appearing in the grid therein and (iii) deleting the last sentence of said definition and inserting the following new sentence in lieu thereof:

“Notwithstanding anything to the contrary contained above in this definition, (1) the Adjustable Applicable Margins shall be the Highest Adjustable Applicable Margins at all times (x) during which there shall exist any Event of Default under clauses (a), (b), (h), (i) or (j) of Section 11 and (y) prior to the date of delivery of the financial statements pursuant to Section 9.01(c) for the 2nd Fiscal Quarter of Fiscal Year 2005 and (2) the Applicable Margin for each Tranche of Loans set forth above (including Loans bearing interest at the Applicable Increased Term Loan Rate for such Tranche) shall automatically increase by 0.25% per annum at any time (x) the Senior Secured Leverage Ratio (as set forth in an officer’s certificate delivered pursuant to Section 9.01(c) for the Fiscal Quarter or Fiscal Year then last ended) exceeds 2.75:1.00 or (y) the U.S. Borrower has failed to deliver an officer’s certificate pursuant to Section 9.01(c) for the Fiscal Quarter or Fiscal Year then last ended demonstrating compliance with a Senior Secured Leverage Ratio of 2.75:1.00 or less .”

5. The definition of “Available Currency” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Revolving Loans” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loans” in lieu thereof.

6. The definition of “Base Rate Loan” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Facility Revolving Loan” appearing in clause (iii) of said definition and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan” in lieu thereof.

7. The definition of “Borrowing” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “, the Dutch Borrower” immediately prior to the text “or the U.S. Borrower” appearing in said definition.

8. The definition of “Commitment” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Facility Revolving Loan Commitment” appearing in said definition and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan Commitment” in lieu thereof.

9. The definition of “Consolidated EBITDA” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to the text “(xi) any non-recurring Restructuring Charges” appearing in said definition, (ii) inserting the following new text immediately prior to the text “minus (b) without duplication” appearing in said definition:

“, (xii) all costs, fees and expenses incurred in connection with the execution and delivery of the Second Amendment, so long as such costs, fees or expenses were incurred within

90 days of the MAPS Acquisition Date, and (xiii) any non-recurring Restructuring Charges actually incurred by the U.S. Borrower and its Subsidiaries in connection with the integration of the MAPS Business during such period, so long as (w) such Restructuring Charges were (I) incurred after the Second Amendment Effective Date and on or prior to December 31, 2008 and (II) deducted in the determination of Consolidated EBITDA for such period (directly or through reduction to Consolidated Net Income), (x) the aggregate amount of all such Restructuring Charges added to “Consolidated EBITDA” in reliance on this clause (xiii) for such period does not exceed $5,000,000, and (y) the U.S. Borrower shall have complied at all times with the requirements of Section 9.01(c)(iii), requiring it to certify as to the amount and type of such Restructuring Costs so incurred in any Fiscal Quarter included in such period and added back to Consolidated EBITDA for such period”,

(iii) inserting the following proviso at the end of the first sentence of said definition:

; provided that, without duplication of amounts already included in Consolidated EBITDA above, Consolidated EBITDA for any period shall be adjusted by adding thereto the amount of Total Non-Consolidated Joint Venture EBITDA for the respective period.”

and (iv) deleting the text “clause (a)(i) taken” appearing in said definition and inserting the text “clause (a)(iv) taken” in lieu thereof.

10. The definition of “Credit Document” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “, each Revolver Re-Allocation Agreement” after the text “Loan Commitment Agreement” appearing in said definition.

11. The definition of “Dollar Denominated Loan” appearing in Section 1 of the Credit Agreement is hereby amended by deleting each occurrence of the text “U.S. Borrower Dual Currency Facility Revolving Loan” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan” in lieu thereof.

12. The definition of “Dollar Denominated Revolving Loan” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Facility Revolving Loans” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loans” in lieu thereof.

13. The definition of “Dollar Facility Revolving Loan Commitment” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “or (y)” appearing in said definition and inserting the text “, (y)” in lieu thereof and (ii) inserting the text “or (z) or adjusted from time to time pursuant to Section 2.01(j)” prior to the period at the end of said definition.

14. The definition of “Euro Denominated Revolving Loan” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Facility Revolving Loan” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan” in lieu thereof.

15. The definition of “Excess Cash Payment Date” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “2005” appearing therein and inserting the text “2008” in lieu thereof.

16. The definition of “Financial Ratio” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “the Interest Coverage Ratio,” appearing in said definition.

17. The definition of “Holdings Guaranteed Obligations” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “or either of them” appearing in said definition and inserting the text “or any of them” in lieu thereof, (ii) inserting the text “or any Cash Management Arrangement” after the text “any Swap Agreement” appearing in said definition and (iii) inserting the text “or such Cash Management Arrangement, as applicable” after the text “such Swap Agreement”.

18. The definition of “Holdings Guaranteed Party” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “or any Cash Management Arrangement” after the text “any Swap Agreement”.

19. The definition of “Incremental Term Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “Sections 10.12 and 10.13” appearing in said definition and inserting the text “Section 10.13” in lieu thereof and (ii) deleting the text “2.50:1.00” appearing in said definition and inserting the text “3.25:1.00 (or, at any time on or after December 31, 2008, 3.00:1.00)” in lieu thereof.

20. The definition of “Net Proceeds” appearing in Section 1 of the Credit Agreement is hereby amended by is hereby amended by deleting the text “U.S.$2,000,000” appearing in the last sentence of said definition and inserting the text “U.S.$5,000,000” in lieu thereof.

21. The definition of “Note” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text “each Dutch Borrower Dual Currency Facility Revolving Note,” immediately following the text “each U.S. Borrower Dual Currency Facility Revolving Note,”

22. The definition of “Permitted Acquisition” appearing in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Dutch Borrower)” after the first reference to “Credit Party” appearing in said definition, (ii) deleting each reference to the text “Sections 10.12 and 10.13” appearing in said definition and inserting the text “Section 10.13” in lieu thereof and (iii) deleting each reference to the text “2.50 to 1.00” appearing in said definition and inserting the text “3.25:1.00 (or, at any time on or after December 31, 2008, 3.00:1.00)” in lieu thereof.

23. The definition of “Permitted Securitization” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the proviso appearing in the first sentence of said definition and inserting the following new proviso in lieu thereof:

“provided that (x) any such transactions shall provide for recourse to such Subsidiary of the U.S. Borrower (other than any SPE Subsidiary) or the U.S. Borrower (as applicable) only in respect of the cash flows in respect of such Receivables and Related Assets and to the extent of other customary securitization undertakings in the jurisdiction relevant to such transactions and (y) the aggregate amount of all such transactions constituting “Permitted Securitizations” shall not exceed U.S.$200,000,000 at any time outstanding”.

24. The definition of “Pro Forma Basis” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the parenthetical appearing in clause (a) of said definition and inserting the following test in lieu thereof:

“(or, in the case of any determination made pursuant to the definitions of the terms “Permitted Acquisition” or “Incremental Term Loan Commitment Requirements” or pursuant to Section 10.01(a)(xiii) or Section 10.08(b)(iv), occurring during such Reference Period or thereafter and through and including the date of the applicable Permitted Acquisition, Incremental Extension of Credit, issuance of Additional Senior Subordinated Notes or other applicable transaction, as the case may be),”,

(ii) deleting subclauses (b)(iii) and (iv) of said definition in its entirety and inserting the following new text in lieu thereof:

“(iii) in the case of any determination made pursuant to Section 10.01(a)(xiii), occurring thereafter and through and including the date of the applicable issuance of Additional Senior Subordinated Notes (including such issuance of Additional Senior Subordinated Notes) and (iv) in the case of any determination made pursuant to Section 10.08(b)(iv), occurring thereafter and through and including the date of the applicable repurchase of Senior Notes and/or Senior Subordinated Notes (including in connection with such repurchase), in each case as if any such incurrence or repurchase of Indebtedness occurred on the first day of such Reference Period,”, and (iii) deleting the text “or Consolidated Cash Interest Expense” appearing in said definition.

25. The definition of “Restricted Payment” appearing in Section 1 of the Credit Agreement is hereby amended by deleting each reference to the text “the Borrower” therein and inserting the text “any Borrower” in lieu thereof.

26. The definition of “Term Loan Lender” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “Incremental Term Lender” appearing in said definition and inserting the text “Incremental Term Loan Lender” in lieu thereof.

27. The definition of “Total Indebtedness” appearing in Section 1 of the Credit Agreement is hereby amended by deleting clause (c) and the proviso appearing in said definition and inserting the following new text in lieu thereof:

“(c) the aggregate amount of Unrestricted cash and Permitted Investments of the U.S. Borrower and its Subsidiaries as of such date plus (d) the amount of Total Non-Consolidated Joint Venture Indebtedness at such time.”.

28. The definition of “Tranche” appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text “U.S. Borrower Dual Currency Facility Revolving Loans” appearing therein and inserting the text “Dual Borrower Dual Currency Facility

Revolving Loans” in lieu thereof and (ii) inserting the text “and the Second Amendment Effective Date” immediately after the text “on the First Amendment Effective Date” appearing in said definition.

29. The definition of “Transaction” appearing in Section 1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said definition:

“It is understood and agreed that, except for purposes of the definitions of “Consolidated EBITDA” and “Information Memorandum” and Sections 6, 8.04, 8.05, 8.12(b), 8.18 and 9.11, the term “Transaction” includes the execution, delivery and performance by each Credit Party of the First Amendment, the Second Amendment and each of the other Credit Documents to which it is a party (as such Credit Documents have been modified pursuant to the First Amendment and the Second Amendment) and the borrowing of any Incremental Term Loans.”.

30. Section 1 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Aggregate U.S. Borrower Dual Currency Facility RL Exposure”, “Applicable Prepayment Percentage”, “Borrowers”, “Consolidated Cash Interest Expense”, “Credit Party”, “Individual U.S. Borrower Dual Currency Facility RL Exposure”, “Interest Coverage Ratio”, “Total U.S. Borrower Dual Currency Facility Revolving Loan Commitment”, “Unutilized U.S. Borrower Dual Currency Facility Revolving Loan Commitment”, “U.S. Borrower Dual Currency Facility RL Percentage”, “U.S. Borrower Dual Currency Facility RL Lender”, “U.S. Borrower Dual Currency Facility Revolving Loan Commitment”, “U.S. Borrower Guaranteed Party” and “U.S. Borrower Guaranteed Obligations” appearing in said Section in their entirety and (ii) inserting the following new definitions in appropriate alphabetical order:

“Additional Foreign Collateral Trigger Date” shall mean the first date occurring on or after the MAPS Acquisition Date on which the aggregate principal amount of all Dual Borrower Dual Currency Facility Revolving Loans incurred by the Dutch Borrower and outstanding at such time (for this purpose, using the U.S. Dollar Equivalent of the principal amount of any outstanding Euro Denominated Revolving Loans) exceeds $U.S.25,000,000.

“Adjusted Excess Cash Flow” shall mean, for any period, the remainder of (i) Excess Cash Flow for such period minus (ii) the product of (I) the aggregate amount of principal repayments of Term Loans made as a voluntary prepayment pursuant to Section 5.01 (except to the extent such prepayment was financed with other Indebtedness) during such period multiplied by (II) the quotient of (x) 100% divided by (y) the Applicable Prepayment Percentage in effect on the relevant Excess Cash Payment Date for such period.

“Aggregate Dual Borrower Dual Currency Facility RL Exposure” shall mean, at any time, the aggregate principal amount of all Dual Borrower Dual Currency Facility Revolving Loans outstanding at such time (for this purpose, using the U.S. Dollar Equivalent of the principal amount of any outstanding Euro Denominated Revolving Loans).

“Applicable Prepayment Percentage” shall mean, at any time, 50%; provided that if at any time the Leverage Ratio is (i) less than 3.75:1.00 but greater than or equal to 3.25:1.00 (as set forth in an officer’s certificate delivered pursuant to Section 9.01(c) for the Fiscal Quarter or Fiscal Year then last ended), the Applicable Prepayment Percentage shall instead be 25% and (ii) less than 3.25:1.00 (as set forth in an officer’s certificate delivered pursuant to Section 9.01(c) for the Fiscal Quarter or Fiscal Year then last ended), the Applicable Prepayment Percentage shall instead be 0%.

“Available Basket Amount” shall mean, at any time, the sum of (i) the Retained Excess Cash Flow Amount at such time plus (ii) the Foreign/JV Basket Amount at such time.

“Borrowers” shall mean the U.S. Borrower, the Canadian Borrower and the Dutch Borrower.

“Cash Management Arrangements” shall mean any agreement or arrangement providing for treasury, depository and/or cash management services or any automated clearing house transfer services (including customary overdraft lines).

“Consolidated Subsidiary” shall mean a Subsidiary of the U.S. Borrower the financial results of which are consolidated with those of the U.S. Borrower in accordance with U.S. GAAP for financial reporting purposes.

“Convertible Portion” shall mean, as to any Incremental Dual Borrower Dual Currency Facility RL Lender, the amount set forth opposite the name of such Incremental Dual Borrower Dual Currency Facility RL Lender on Schedule I hereto (as supplemented by the Second Amendment) under the column entitled “Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment”.

“Credit Party” shall mean each U.S. Credit Party, each Canadian Credit Party and, on and after the Second Amendment Effective Date, the Dutch Borrower.

“Dual Borrower Dual Currency Facility Revolving Loan” shall have the meaning provided in Section 2.01(i).

“Dual Borrower Dual Currency Facility Revolving Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name on Schedule I hereto directly below the column entitled “Dual Borrower Dual Currency Facility Revolving Loan Commitment”, as same may be (x) reduced from time to time and/or terminated pursuant to Sections 4.02, 4.03 and/or 11, (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 or 13.04(b) or (z) adjusted from time to time pursuant to Section 2.01(j).

“Dual Borrower Dual Currency Facility RL Lender” shall mean each Lender which has a Dual Borrower Dual Currency Facility Revolving Loan Commitment or which has any outstanding Dual Borrower Dual Currency Facility Revolving Loans.

“Dual Borrower Dual Currency Facility RL Percentage” of any Dual Borrower Dual Currency Facility RL Lender at any time shall mean that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the Dual Borrower Dual Currency Facility Revolving Loan Commitment of such Dual Borrower Dual Currency Facility RL Lender at such time and the denominator of which is the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment at such time, provided that if any such determination is to be made after the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment (and the related Dual Borrower Dual Currency Facility Revolving Loan Commitments of the Lenders) has (or have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination.

“Dutch Borrower” shall mean Steffens Beheer BV, a Wholly-Owned Subsidiary of the U.S. Borrower incorporated under the laws of The Netherlands.

“Dutch Borrower Dual Currency Facility Revolving Loan” shall have the meaning provided in Section 2.01(i).

“Dutch Borrower Dual Currency Facility Revolving Note” shall have the meaning provided in Section 2.05(a).

“Dutch Holding Companies” shall mean (i) CSA International Holdings CV, a limited partnership established under the laws of the Netherlands (ii) CSA International Holdings Cooperatieve U.A., a cooperative (coöperatie) incorporated under the laws of the Netherlands.

“Foreign/JV Basket Amount” shall mean, at any time, an amount equal to the remainder of (A) the greater of (i) U.S.$150,000,000 and (ii) 7.5% of Total Assets at such time less (B) the sum of (i) at the time any Capital Expenditure is made pursuant to Section 10.14(d) in reliance on the “Foreign/JV Basket Amount”, by the amount thereof, and (ii) at the time any Investment is made pursuant to Section 10.04(p) in reliance on the “Foreign/JV Basket Amount”, by the amount of such Investment.

“German Guarantor” shall have the meaning provided in Section 9.17.

“Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment” shall mean, as to any Lender, the amount set forth opposite such Lender’s name on Schedule I hereto (as supplemented by the Second Amendment) directly below the column entitled “Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment”, as the same may be (x) reduced from time to time and/or terminated pursuant to Sections 4.02, 4.03 and/or 11 as a result of a reduction or termination of the Dual Borrower Dual Currency Facility Revolving Loan Commitment of such Lender, (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 or 13.04(b), or (z) reduced from time to time pursuant to Section 2.01(j)(II). The Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment of any Lender (i) represents a designated sub-commitment of the Dual Borrower Dual Currency Facility Revolving Loan Commitment of such Lender, (ii) is not in addition to the Dual Borrower Dual Currency Facility Revolving Loan Commitment of

such Lender and (iii) may not exceed the Dual Borrower Dual Currency Facility Revolving Loan Commitment of such Lender.

“Incremental Dual Borrower Dual Currency Facility RL Lender” shall mean, at any time, each Lender with an Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment at such time.

“Individual Dual Borrower Dual Currency Facility RL Exposure” of any Dual Borrower Dual Currency Facility RL Lender shall mean, at any time, the aggregate principal amount of all Dual Borrower Dual Currency Revolving Loans made by such Dual Borrower Dual Currency Facility RL Lender and then outstanding (for this purpose, using the U.S. Dollar Equivalent of the principal amount of any outstanding Euro Denominated Revolving Loans).

“Lindau Mortgage” shall mean the mortgage on certain real property of the MAPS Business located in Lindau, Germany securing Indebtedness in an aggregate principal amount not to exceed €10,825,000.

“MAPS Acquisition Date” shall mean the date of the consummation of the MAPS Acquisition.

“MAPS Acquisition” shall have the meaning provided in the Second Amendment.

“MAPS Business” shall have the meaning provided in the Second Amendment.

“Non-Consolidated Joint Venture” shall mean any Permitted Joint Venture which is not a Consolidated Subsidiary of the U.S. Borrower.

“Non-Consolidated Joint Venture EBITDA” shall mean, for each Non-Consolidated Joint Venture for any period, the Proportionate Share of the increase (or decrease) to Consolidated EBITDA (determined (i) without regard to the proviso appearing at the end of the first sentence of said definition and (ii) using Consolidated Net Income adjusted on the same basis as required for Consolidated EBITDA hereby) for such period which would have occurred if the respective Non-Consolidated Joint Venture had instead been a Wholly-Owned Subsidiary of the U.S. Borrower during such period (or, if shorter, that portion of such period during which the respective Non-Consolidated Joint Venture was a Non-Consolidated Joint Venture).

“Non-Consolidated Joint Venture Indebtedness” shall mean, for each Non-Consolidated Joint Venture at any time, the Proportionate Share of the increase to Total Indebtedness (determined without regard to clause (d) of said definition) at such time which would have occurred if the respective Non-Consolidated Joint Venture had instead been a Wholly-Owned Subsidiary of the U.S. Borrower at such time.

“Notice of Intent to Cure” has the meaning specified in Section 9.01(c).

“Permitted Equity Issuance” shall mean any sale or issuance by Holdings of common stock of Holdings or any Qualified Preferred Stock of Holdings.

“Proportionate Share” shall mean, with respect to each Non-Consolidated Joint Venture for any period (or at a given time, as applicable), the proportion (expressed as a percentage) of the share of the U.S. Borrower and its Wholly-Owned Subsidiaries (whether directly or indirectly) in the Non-Consolidated Joint Venture EBITDA (for this purpose, calculated in accordance with the definition thereof as if the phrase “the Proportionate Share of” appearing therein were deleted) of such Non-Consolidated Joint Venture for such period (or, if determined at such time, for the relevant period then last ended), which percentage shall be determined giving effect to any priorities (including, without limitation, repayments of loans to owners of Equity Interests in the respective Permitted Joint Venture, preferred distribution priorities, etc.) established by such Non-Consolidated Joint Venture (or the owners of the Equity Interests therein) for the allocation of such Non-Consolidated Joint Venture EBITDA of such Non-Consolidated Joint Venture.

“Restricted” shall mean, when referring to cash or Permitted Investments of the U.S. Borrower or any of its Subsidiaries, that such cash or Permitted Investments (i) appears (or would be required to appear) as “restricted” on a consolidated balance sheet of the U.S. Borrower or of any such Subsidiary (unless such appearance is related to the Credit Documents or Liens created thereunder), (ii) are subject to any Lien in favor of any Person other than the Collateral Agent for the benefit of the Secured Creditors or (iii) are not otherwise generally available for use by the U.S. Borrower or such Subsidiary.

“Retained Excess Cash Flow Amount” shall initially be $0, which amount shall be (A) increased (i) on each Excess Cash Payment Date so long as any repayment required pursuant to Section 5.02(f) has been made, by an amount equal to the Adjusted Excess Cash Flow for the immediately preceding Excess Cash Flow Period multiplied by a percentage equal to 100% minus the Applicable Prepayment Percentage as in effect for the respective Excess Cash Payment Date, and (B) reduced (i) on each Excess Cash Payment Date where Adjusted Excess Cash Flow for the immediately preceding Excess Cash Flow Period is a negative number, by such amount, (ii) at the time any Capital Expenditure is made pursuant to Section 10.14(d) in reliance on the “Retained Excess Cash Flow Amount”, by the amount thereof, (iii) at the time any repurchase of Senior Notes and/or Senior Subordinated Notes is made pursuant to Section 10.08(b)(iv)(III) in reliance on the “Retained Excess Cash Flow Amount”, by the amount of cash expended in connection therewith and (iv) at the time any Investment is made pursuant to Section 10.04(p) in reliance on the “Retained Excess Cash Flow Amount”, by the amount of such Investment (it being understood that the Retained Excess Cash Flow Amount may be reduced to an amount below zero after giving effect to the reductions enumerated in clause (B) above).

“Revolver Re-Allocation Agreement” shall have the meaning provided in Section 2.01(j)(II).

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of July 26, 2007, among Holdings, the Borrowers, various Lenders, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Securitization Threshold Amount” shall mean shall mean $50,000,000; provided that, (A) on each date upon which a mandatory repayment or commitment reduction is required pursuant to Section 5.02(d) of this Agreement as a result of the incurrence of Indebtedness in respect of a Permitted Securitization in excess of the Securitization Threshold Amount as theretofore in effect, the Securitization Threshold Amount shall be increased (on the date of, and after giving effect to, the respective mandatory repayment and/or commitment reduction) by the amount of the mandatory repayment and/or commitment reduction required on such date pursuant to Section 5.02(d) to the extent required as a result of the respective incurrence of such Indebtedness.

“Total Assets” shall mean, at any time, total assets of the U.S. Borrower and its Subsidiaries on a consolidated basis prepared in accordance with U.S. GAAP, shown on the most recent consolidated balance sheet of the U.S. Borrower as may be expressly stated.

“Total Dual Borrower Dual Currency Facility Revolving Loan Commitment” shall mean, at any time, the sum of the Dual Borrower Dual Currency Facility Revolving Loan Commitments of each of the Lenders with such a Commitment at such time.

“Total Non-Consolidated Joint Venture EBITDA” shall mean, for any period, the sum of the Non-Consolidated Joint Venture EBITDA for all Non-Consolidated Joint Ventures for such period.

“Total Non-Consolidated Joint Venture Indebtedness” shall mean, at any time, the sum of the Non-Consolidated Joint Venture Indebtedness of all Non-Consolidated Joint Ventures at such time.

“2007 Information Memorandum” shall mean the Confidential Information Memorandum, dated July, 2007, relating to Holdings, the Borrowers, the MAPS Acquisition and the related financing thereof.

“Unrestricted” shall mean, when referring to cash or Permitted Investments of the U.S. Borrower or any of its Subsidiaries, that such cash or Permitted Investments are not Restricted.

“Unutilized Dual Borrower Dual Currency Facility Revolving Loan Commitment” with respect to any Dual Borrower Dual Currency Facility RL Lender, at any time, shall mean such Dual Borrower Dual Currency Facility RL Lender’s Dual Borrower Dual Currency Facility Revolving Loan Commitment at such time, if any, less the aggregate outstanding principal amount of all Dual Borrower Dual Currency Facility Revolving Loans (taking the U.S. Dollar Equivalent of any such Loans denominated in Euros) made by such Dual Borrower Dual Currency Facility RL Lender and then outstanding.

“Updated 2007 Projections” shall have the meaning provided in Section 8.04(j).

“U.S. Borrower Guaranteed Obligations” shall mean (i) the principal (or, Face Amount, as applicable) and interest on each Tranche A Term Note, each Tranche B Term Note, each Multicurrency Facility Revolving Note and each Incremental Term Note issued by the Canadian Borrower to each Lender, the principal and interest on each Dutch Borrower Dual Currency Facility Revolving Note issued by the Dutch Borrower to each Lender and each Tranche A Term Loan, each Tranche B Term Loan, each Multicurrency Facility Revolving Loan and each Canadian Borrower Incremental Term Loan made, under this Agreement, all reimbursement obligations and Unpaid Drawings with respect to each Multicurrency Facility Letter of Credit issued for the account of the Canadian Borrower, and each Dutch Borrower Dual Currency Revolving Loan made to the Dutch Borrower, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Canadian Borrower and the Dutch Borrower to each Lender, each Agent, each Issuing Lender and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance by each of the Canadian Borrower and the Dutch Borrower with all the terms, conditions and agreements contained in the Credit Documents to which it is a party and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Subsidiary of the U.S. Borrower owing under each Swap Agreement and each Cash Management Arrangement entered into by each Subsidiary of the U.S. Borrower with any Guaranteed Creditor so long as such Guaranteed Creditor participates in such Swap Agreement or Cash Management Arrangement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

“U.S. Borrower Guaranteed Party” shall mean (i) the Canadian Borrower, (ii) the Dutch Borrower and (iii) each Subsidiary of the U.S. Borrower party to any Swap Agreement or Cash Management Arrangement with any Secured Creditor.

31. Each of the Credit Agreement and each other Credit Document is hereby further amended by (i) deleting each occurrence of the text “U.S. Borrower Dual Currency Facility RL Percentage” appearing therein and inserting the text “Dual Borrower Dual Currency Facility RL Percentage” in lieu thereof, (ii) deleting each occurrence of the text “U.S. Borrower Dual Currency Facility RL Lender” appearing therein and inserting the text “Dual Borrower Dual Currency Facility RL Lender” in lieu thereof, (iii) deleting each occurrence of the text “U.S. Borrower Dual Currency Facility Revolving Loan Commitment” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loan Commitment” in lieu thereof, (iv) deleting each occurrence of the text “Individual U.S. Borrower Dual Currency Facility RL Exposure” appearing therein and inserting the text “Individual Dual Borrower Dual Currency Facility RL Exposure” in lieu thereof, (v) deleting each occurrence of the text “Total U.S. Borrower Dual Currency Facility Revolving Loan Commitment” appearing therein and inserting the text “Total Dual Borrower Dual Currency Facility Revolving Loan Commitment” in lieu thereof, (vi) deleting each occurrence of the text “Unutilized U.S. Borrower Dual Currency

Facility Revolving Loan Commitment” appearing therein and inserting the text “Unutilized Dual Borrower Dual Currency Facility Revolving Loan Commitment” in lieu thereof, (vii) deleting each occurrence of the text “Aggregate U.S. Borrower Dual Currency Facility RL Exposure” appearing therein and inserting the text “Aggregate Dual Borrower Dual Currency Facility RL Exposure” in lieu thereof and (viii) deleting each occurrence of the text “either Borrower” appearing therein and inserting the text “each Borrower” in lieu thereof.

32. Section 2.01(f) of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Revolving Loans” appearing therein and inserting the text “Dual Borrower Dual Currency Facility Revolving Loans” in lieu thereof.

33. Section 2.01(i) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 2.01(i):

“(i) Dual Borrower Dual Currency Facility Revolving Loans. Subject to and upon the terms and conditions set forth herein, each Dual Borrower Dual Currency Facility RL Lender severally agrees to make, at any time and from time to time on or after the First Amendment Effective Date and prior to the Revolving Loan Maturity Date, (I) a revolving loan or revolving loans to the U.S. Borrower (each, a “U.S. Borrower Dual Currency Facility Revolving Loan” and, collectively, the “U.S. Borrower Dual Currency Facility Revolving Loans”), and (II) a revolving loan or revolving loans to the Dutch Borrower (each, a “Dutch Borrower Dual Currency Facility Revolving Loan” and, collectively, the “Dutch Borrower Dual Currency Facility Revolving Loans” and with the revolving loans made to the U.S. Borrower or the Dutch Borrower pursuant to this Section 2.01(i) being each called a “Dual Borrower Dual Currency Facility Revolving Loan”), which Dual Borrower Dual Currency Facility Revolving Loans:

(i) shall (subject to Section 2.14) be made and maintained in the respective Available Currency elected by the U.S. Borrower or the Dutch Borrower, as the case may be;

(ii) except as hereafter provided, shall, at the option of the U.S. Borrower or the Dutch Borrower, be incurred and maintained as, and/or converted into, one or more Borrowings of Base Rate Loans, Eurodollar Loans or Euro Denominated Revolving Loans, provided that except as otherwise specifically provided in Section 2.10(b), all Dual Borrower Dual Currency Facility Revolving Loans made as part of the same Borrowing shall at all times consist of Dual Borrower Dual Currency Facility Revolving Loans of the same Type;

(iii) may be repaid and reborrowed in accordance with the provisions hereof;

(iv) shall not be made (and shall not be required to be made) by any Dual Borrower Dual Currency Facility RL Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Dual Borrower Dual Currency Facility RL Exposure of such Dual Borrower Dual

Currency Facility RL Lender to exceed the amount of its Dual Borrower Dual Currency Facility Revolving Loan Commitment at such time;

(v) shall not be made (and shall not be required to be made) by any Dual Borrower Dual Currency Facility RL Lender if the making of same would cause the Aggregate Dual Borrower Dual Currency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment as then in effect; and

(vi) shall not be made (and shall not be required to be made) to the Dutch Borrower until all of the conditions specified in Section 7.04 have been satisfied in full;

provided that the Dutch Borrower shall have no liability with respect to any U.S. Borrower Dual Currency Facility Revolving Loans which may be extended to, and which constitute obligations of, the U.S. Borrower.”.

34. Section 2.01 of the Credit Agreement is hereby further amended by inserting clause (j) at the end of said Section:

“(j) Redesignation of Certain Revolving Loan Commitments. (I) On the Second Amendment Effective Date and immediately after giving effect thereto, (i) the Convertible Portion of the Dollar Facility Revolving Loan Commitment of each Incremental Dual Borrower Dual Currency Facility RL Lender shall automatically (and without further action) be converted into, and thereupon constitute, a “Dual Borrower Dual Currency Revolving Loan Commitment” of such Incremental Dual Borrower Dual Currency Facility RL Lender for all purposes of the Credit Agreement and the other Credit Documents and (ii) such Incremental Dual Borrower Dual Currency Facility RL Lender shall constitute a “Dual Borrower Dual Currency Facility RL Lender” with respect to the Dual Borrower Dual Currency Revolving Loan Commitment resulting from such conversion; provided that (1) concurrently with the consummation of the conversions described above in this Section 2.01(j)(I), the Dollar Facility Revolving Loan Commitment of each Incremental Dual Borrower Dual Currency Facility RL Lender shall be reduced on a dollar-for-dollar basis by the amount of the Convertible Portion of the Dollar Facility Revolving Loan Commitment of such Incremental Dual Borrower Dual Currency Facility RL Lender so converted, (2) the Dollar Facility RL Percentages (and related L/C Participation Percentages) of the Dollar Facility RL Lenders (after giving effect to the reduction to the Total Dollar Facility Revolving Loan Commitment and the Dollar Facility Revolving Loan Commitments of certain RL Lenders as contemplated hereby) and the Dual Borrower Dual Currency Facility RL Percentages of the Dual Borrower Dual Currency Facility RL Lenders (after giving effect to the increase in the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment and the Dual Borrower Dual Currency Facility Revolving Loan Commitments of certain RL Lenders as contemplated hereby) shall, in each case, be automatically adjusted at such time to give effect to the adjustments contemplated by this Section 2.01(j)(I), (3) the relevant Borrowers shall, in coordination with the Administrative Agent, (x) repay outstanding Dollar Facility Revolving Loans and/or Dual Borrower Dual Currency Facility Revolving Loans of certain of the RL Lenders, and incur additional Dollar Facility Revolving Loans and/or Dual Borrower Dual Currency Facility Revolving Loans from certain other RL Lenders and/or (y) take such other actions as may be required by the Administrative Agent, in each case to the extent necessary so that (A) all of the Dollar Facility RL Lenders effectively participate in each outstanding Borrowing of Dollar Facility Revolving Loans pro rata on the basis of their Dollar Facility RL Percentages (determined after giving effect to the decrease in the Dollar Facility Revolving Loan Commitment of each RL Lender (and the increase in the Dual Borrower Dual Currency Facility Revolving Loan Commitment of each RL Lender) pursuant to this Section 2.01(j)(I)) and (B) all Dual Borrower Dual Currency Facility RL Lenders effectively participate in each outstanding Borrowing of Dual Borrower Dual Currency Facility Revolving Loans pro rata on the basis of their Dual Borrower Dual Currency Facility RL Percentages (determined after giving effect to the increase in the Dual Borrower Dual Currency Facility Revolving Loan Commitment of each RL Lender (and the decrease in the Dollar Facility Revolving Loan Commitment of each RL Lender) pursuant to this Section 2.01(j)(I)), (4) the relevant Borrower shall pay to the respective RL Lenders any costs of the type referred to in Section 2.11 in connection with any repayment and/or Borrowing required pursuant to preceding clause (3), and (5) the U.S. Borrower shall have complied with any applicable repayment requirements of Section 5.02(a)(ii) (after giving effect to the other transactions contemplated by this Section 2.01(j)(I)).

(II) From time to time after the Second Amendment Effective Date, upon 10 Business Days’ prior written notice from the U.S. Borrower and the Dutch Borrower, each Incremental Dual Borrower Dual Currency Facility RL Lender shall redesignate such portion of its Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment (as specified by the Borrowers in such written notice) as a Dollar Facility Revolving Loan Commitment, in any such case pursuant to a written agreement entered into, and executed by, the respective Dual Borrower Dual Currency Facility RL Lender, the Administrative Agent, the U.S. Borrower and the Dutch Borrower in form and substance satisfactory to such parties (each, a “Revolver Re-Allocation Agreement”); provided that (1) any notice delivered by the relevant Borrowers pursuant to this Section 2.01(j)(II) shall provide for the redesignation of the Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments held by all Incremental Dual Borrower Dual Currency Facility RL Lenders on a pro rata basis (based on the Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments of all Incremental Dual Borrower Dual Currency Facility RL Lenders), (2) the Dual Borrower Dual Currency Facility Revolving Loan Commitment of each Incremental Dual Borrower Dual Currency Facility RL Lender shall be reduced on a dollar-for-dollar basis by the amount of the increase in the Dollar Facility Revolving Loan Commitment of such RL Lender effected pursuant to the respective Revolver Re-Allocation Agreement, (3) the relevant Borrowers shall, in coordination with the Administrative Agent, take the actions contemplated by clauses (3) and (4) of Section 2.01(j)(I), (4) no Default or Event of Default then exists or would result therefrom, and (5) the guaranties and security required by Section 9.17(a) shall be released if required by Section 9.17(b).”.

35. Section 2.03 of the Credit Agreement is hereby amended by inserting the text “, Dutch Borrower Dual Currency Facility Revolving Loans” immediately following the text “U.S. Borrower Dual Currency Facility Revolving Loans” appearing in said Section.

36. Section 2.05(a) of the Credit Agreement is hereby amended by (i) deleting the text “and the U.S. Borrower’s (in the case of Tranche C” appearing in said Section and inserting the text “, the U.S. Borrower’s (in the case of Tranche C” in lieu thereof, (ii) inserting the text “and the Dutch Borrower’s (in the case of Dutch Borrower Dual Currency Facility Revolving Loans)” immediately preceding the text “obligation to pay the principal of, and interest on, the Loans” appearing therein, (iii) deleting the text “and (viii)” appearing therein and inserting the text “, (viii)” in lieu thereof, and (iv) inserting at the end of said Section the following new text:

“and (ix) if Dutch Borrower Dual Currency Facility Revolving Loans, by a promissory note duly executed and delivered by the Dutch Borrower substantially in the form of Exhibit B-10, with blanks appropriately completed in conformity herewith (each, a “Dutch Borrower Dual Currency Facility Revolving Note” and, collectively, the “Dutch Borrower Dual Currency Facility Revolving Notes”)”.

37. Section 2.05 of the Credit Agreement is hereby further amended by inserting the following new clause (l) at the end of said Section:

“(l) The Dutch Borrower Dual Currency Facility Revolving Note issued to each Dual Borrower Dual Currency Facility RL Lender shall (i) be executed by the Dutch Borrower, (ii) be payable to the order of such Dual Borrower Dual Currency Facility RL Lender (or an affiliate designated by such Dual Borrower Dual Currency Facility RL Lender) or its registered assigns and be dated the MAPS Acquisition Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in U.S. Dollars) equal to the Dual Borrower Dual Currency Facility Revolving Loan Commitment of such Dual Borrower Dual Currency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such Dual Borrower Dual Currency Facility Revolving Loan Commitment, in an amount equal to the Individual Dual Borrower Dual Currency Facility RL Exposure of the respective Dual Borrower Dual Currency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the Dutch Borrower Dual Currency Facility Revolving Note of any Dual Borrower Dual Currency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the U.S. Dollar Equivalent of all Euro Denominated Revolving Loans evidenced thereby) of the Dual Borrower Dual Currency Facility Revolving Loans made by such Dual Borrower Dual Currency Facility RL Lender at any time outstanding, the respective Dual Borrower Dual Currency Facility RL Lender may request (and in such case the Dutch Borrower shall promptly execute and deliver) a new Dutch Borrower Dual Currency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the U.S. Dollar Equivalent of all Euro Denominated Revolving Loans evidenced thereby) of the Dual Borrower Dual Currency Facility Revolving Loans of such Dual Borrower Dual Currency Facility RL Lender outstanding on the date of the issuance of such new Dutch Borrower Dual Currency Facility Revolving Note, (iv) with respect to each Dutch Borrower Dual Currency Facility Revolving Loan evidenced thereby, be payable (subject to Section 2.14) in the respective Available Currency in which such Dual Borrower Dual Currency Facility Revolving Loan was made, provided that the obligations with respect to each Euro Denominated Revolving Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 2.14, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans, Eurodollar Loans or Euro Denominated Revolving Loans, as applicable, evidenced thereby, (vii) be subject to voluntary prepayment as provided in Section 5.01 and mandatory repayment as provided in Section 5.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.”.

38. Section 2.07 of the Credit Agreement is hereby amended by deleting the text “U.S. Borrower Dual Currency Facility Revolving Loans” appearing in said Section and inserting the text “Dual Borrower Dual Currency Facility Revolving Loans” in lieu thereof.

39. Section 2.08(a) of the Credit Agreement is hereby amended by inserting the text “, the Dutch Borrower hereby agrees to pay (in the case of Dutch Borrower Dual Currency Facility Revolving Loans, in each case maintained as Base Rate Loans)” immediately preceding the text “and the Canadian Borrower hereby agrees to pay” appearing in said Section.

40. Section 2.08(b) of the Credit Agreement is hereby amended by inserting the text “, the Dutch Borrower hereby agrees to pay (in the case of Dutch Borrower Dual Currency Facility Revolving Loans, in each case maintained as Eurodollar Loans)” immediately preceding the text “and the Canadian Borrower hereby agrees to pay” appearing in said Section.

41. Section 2.08(h) of the Credit Agreement is hereby amended by deleting the text “The U.S. Borrower” appearing in said Section and inserting the text “The U.S. Borrower hereby agrees to pay (in the case of Euro Denominated Loans made to it) and the Dutch Borrower hereby agrees to pay (in the case of Dutch Borrower Dual Currency Facility Revolving Loans maintained as Euro Denominated Loans),” in lieu thereof.

42. Section 2.09 of the Credit Agreement is hereby amended by (i) deleting the text “and (y) in all other cases, one, two, three or six-month period or, to the extent agreed to by all Lenders required to make Loans under the respective Tranche, a nine or twelve-month period” appearing in said Section and inserting the following text in lieu thereof:

“, (y) in the case of Revolving Loans maintained as Euro Rate Loans or in the circumstances contemplated by clause (B) of the proviso appearing in each of Sections 2.01(b)(iii) and (c)(iii), a one-week or two-week period, and (z) in all other cases, one, two, three or six-month period or, to the extent agreed to by all Lenders required to make Loans under the respective Tranche, a nine or twelve-month period” , and (ii) inserting the text “, the Dutch Borrower” after each occurrence of the text “the U.S. Borrower” appearing in the last two sentences of said Section.

43. Section 2.13 of the Credit Agreement is hereby amended by inserting the text “, the Dutch Borrower” after each occurrence of the text “the U.S. Borrower” appearing in the last two sentence of said Section.

44. Section 2.15(a) of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Dutch Borrower)” immediately after the text “, each Borrower” appearing in the first sentence of said Section, and (ii) deleting clause (v) of said Section and inserting the following new clause (v) in lieu thereof:

“(v) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to this Section 2.15 on and after the Second Amendment Effective Date (exclusive of up to €65,000,000 of Incremental Term Loan Commitments made available on the MAPS Acquisition Date to finance the MAPS Acquisition and taking the U.S. Dollar Equivalent of any Incremental Term Loan Commitments denominated in Canadian Dollars or Euros) shall not exceed U.S.$200,000,000 (provided that at no time may the sum of (x) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to this Section 2.15 on and after the Second Amendment Effective Date (exclusive of up to €65,000,000 of Incremental Term Loan Commitments made available on the MAPS Acquisition Date to finance the MAPS Acquisition and taking the U.S. Dollar Equivalent of any Incremental Term Loan Commitments denominated in Canadian Dollars or Euros) and (y) the aggregate principal amount of Additional Senior Subordinated Notes issued pursuant to Section 10.01(a)(xiii) and outstanding at such time, exceed U.S.$300,000,000)”.

45. Section 3.01(a) of the Credit Agreement is hereby amended by inserting the text “(other than the Dutch Borrower)” immediately after the text “a Borrower” appearing in the first sentence of said Section.

46. Section 4.01(e) of the Credit Agreement is hereby amended by deleting the text “the Borrowers” appearing in said Section and inserting the text “the relevant Incremental Term Loan Borrower” in lieu thereof.

47. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the following text before the period at the end of said Section:

“, it being understood that any reduction to the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment shall concurrently apply to proportionately and permanently reduce the Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments of each of the Incremental Dual Borrower Dual Currency Facility RL Lender (with such reduction to apply ratably among such Incremental Dual Borrower Dual Currency Facility RL Lenders based on their respective Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments)”.

48. Section 4.02(c) of the Credit Agreement is hereby amended by inserting the text “, the Dutch Borrower” immediately prior to after the occurrence of the text “and the Canadian Borrower” and “or the Canadian Borrower” appearing in said Section.

49. Section 5.01 of the Credit Agreement is hereby amended by (i) deleting the text “U.S. Borrower Dual Currency Facility Revolving Loans” appearing in clause (vii) of said Section and inserting the text “Dual Borrower Dual Currency Facility Revolving Loans” in lieu thereof and (ii) inserting the text “Dutch Borrower Dual Currency Facility Revolving Loans,”

immediately after each other appearance of the text “U.S. Borrower Dual Currency Facility Revolving Loans,” appearing in said Section.

50. Section 5.02(a) of the Credit Agreement is hereby amended by deleting clause (iii) of said Section in its entirety and inserting the following new clause (iii) in lieu thereof:

“(iii) If on any date the Aggregate Dual Borrower Dual Currency Facility RL Exposure exceeds the Total Dual Borrower Dual Currency Facility Revolving Loan Commitment as then in effect, the U.S. Borrower shall prepay on such date the principal of outstanding U.S Borrower Dual Currency Facility Revolving Loans, and/or the Dutch Borrower shall prepay on such date the principal of outstanding Dutch Borrower Dual Currency Facility Revolving Loans, in an aggregate amount (in the case of payments made with respect to Euro Denominated Revolving Loans, taking the U.S. Dollar Equivalent of the amounts paid in Euros in which payments on such Loans are owing) equal to such excess.”.

51. Section 5.02 of the Credit Agreement is hereby amended by deleting clause (d) of said Section in its entirety and inserting the following new clause (d) in lieu thereof:

“(d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each date on or after the Second Amendment Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to clauses (i) through (xiii), inclusive, clause (xiv) (except to the extent the Indebtedness incurred pursuant to said clause exceeds the Securitization Threshold Amount then in effect) and clauses (xv), (xvii) and (xviii) of Section 10.01(a), in each case as in effect of the Second Amendment Effective Date), an amount equal to 100% of the Net Proceeds of the respective incurrence of Indebtedness, shall be applied as a mandatory repayment in accordance with the requirements of Sections 5.02(g) and (h) (it being understood that the transfer of Receivables in connection with the establishment of a Permitted Securitization (and any subsequent transfer of Receivables that results in an increase in the aggregate funded amount of any Permitted Securitization over the greatest aggregate funded amount previously outstanding thereunder) shall be treated as an incurrence of Indebtedness for purposes of this Section 5.02(d)).”.

52. Section 5.02 of the Credit Agreement is hereby amended by deleting clause (f) of said Section in its entirety and inserting the following new clause (f) in lieu thereof:

“(f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 5.02, on each Excess Cash Payment Date, an amount equal to the Applicable Prepayment Percentage of the Adjusted Excess Cash Flow for the relevant Excess Cash Flow Payment Period shall be applied as a mandatory repayment in accordance with the requirements of Sections 5.02(g) and (h).”.

53. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.04 immediately after Section 7.03 of the Credit Agreement:

“7.04 Conditions Applicable to the Initial Incurrence of Dutch Borrower Dual Currency Revolving Loans. Prior to (or concurrently with) the first incurrence of Dutch Borrower Dual Currency Revolving Loans after the Second Amendment Effective Date, each of the following conditions shall have been satisfied:

(i) the Administrative Agent shall have received from each Credit Party, certified copies of resolutions of the Board of Directors and, where relevant, the general meeting of the shareholders of each such Person with respect to the incurrence of Dutch Borrower Dual Currency Revolving Loans by the Dutch Borrower hereunder and such resolutions shall be satisfactory to the Administrative Agent;

(ii) the Administrative Agent shall have received from the Dutch Borrower a certificate, dated the Second Amendment Effective Date, signed by the president or any vice president of the Dutch Borrower, and attested to by the secretary or any assistant secretary of the Dutch Borrower, substantially in the form of Exhibit F to the Credit Agreement with appropriate insertions, together with copies of the deed of incorporation, articles of association and trade register exceptions of the Dutch Borrower and the resolutions of the Dutch Borrower referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent;

(iii) all Company and legal proceedings with respect to the Dutch Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities;

(iv) the Administrative Agent shall have received from each of (i) Fried Frank Harris Shriver & Jacobson LLP, special counsel to the Credit Parties, (ii) Timothy W. Hefferon, General Counsel of Holdings, (iii) Shumaker, Loop & Kendrick, LLP, special Ohio counsel to the U.S. Borrower, (iv) Miller Canfield Paddock & Stone LLP, special Canadian counsel to the Canadian Credit Parties, and (v) Freshfields Bruckhaus Deringer, special Dutch counsel to the Dutch Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters incident to the MAPS Acquisition, the due authorization, execution and delivery of the Second Amendment by the Dutch Borrower and the related transactions as the Administrative Agent may reasonably request (including an opinion as to no conflict with the Senior Subordinated Notes Indenture and the Senior Notes Indenture);

(v) the Administrative Agent shall have received for the account of each relevant Lender the appropriate Dutch Borrower Dual Currency Revolving Loan Note for such Lender, in the amount, maturity and as otherwise provided in Section 2.05;

(vi) each U.S. Credit Party shall have duly authorized, executed and delivered an amended and restated U.S. Security Agreement and U.S. Pledge Agreement substantially in the form of Exhibits H-1A and I-1A, respectively, and such Credit Documents shall be in full force and effect;

(vii) each Canadian Credit Party shall have duly authorized, executed and delivered an amended and restated Canadian Security Agreement and Canadian Pledge Agreement substantially in the form of Exhibits H-2A and I-2A, respectively, and such Credit Documents shall be in full force and effect;

(viii) each U.S. Subsidiary Guarantor shall have duly authorized, executed and delivered an amended and restated U.S. Subsidiaries Guaranty substantially in the form of Exhibit G-1A, and such Credit Document shall be in full force and effect;

(ix) each Canadian Subsidiary Guarantor shall have duly authorized, executed and delivered an amended and restated Canadian Subsidiaries Guaranty substantially in the form of Exhibit G-2A, and such Credit Document shall be in full force and effect;

(x) each Credit Party and each other Subsidiary of Holdings which is an obligee or obligor with respect to any Intercompany Debt shall have duly authorized, executed and delivered an amended and restated Intercompany Subordination Agreement substantially in the form of Exhibit N-1, and such Credit Document shall be in full force and effect;

(xi) the Administrative Agent shall have received a letter from Corporation Service Company, presently located at 80 State Street, Albany, New York, 12207, substantially in the form of Exhibit M (as amended hereby), indicating its consent to its appointment by the Dutch Borrower as its agent to receive service of process as specified in Section 13.08;

(xii) the MAPS Acquisition shall have been consummated in accordance with the requirements of Section 1 of Part A of the Second Amendment; and

(xiii) the U.S. Borrower shall have taken (or caused to be taken) all actions pursuant to Section 13.19 as may be requested by the Collateral Agent to ensure the perfection of the security interest of the Collateral Agent in the Equity Interests of the Dutch Holding Company referred to in clause (i) of the definition of “Dutch Holding Companies”.”.

54. Section 8.04 of the Credit Agreement is hereby amended by inserting the following new clauses (i) and (j) at the end of said Section:

“(i) The U.S. Borrower has furnished prior to the MAPS Acquisition Date to the Agents and to the Lenders its pro forma consolidated balance sheet as of December 31, 2006, prepared giving effect to the MAPS Acquisition and the financing thereof as if the same had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the 2007 Information Memorandum (which assumptions are believed by the U.S. Borrower to be reasonable at the time made available to the Lenders and as of the MAPS Acquisition Date), (ii) subject to the assumptions and qualifications described in the 2007 Information Memorandum, accurately reflects all adjustments necessary to give effect to the MAPS Acquisition and the financing thereof and (iii) presents fairly, in all material respects, the pro forma financial position of the U.S. Borrower and the Subsidiaries as of December 31, 2007 as if the MAPS Acquisition and the financing thereof had occurred on such date.

(j) The U.S. Borrower has furnished prior to the Second Amendment Effective Date to the Agents and to the Lenders in the 2007 Information Memorandum financial projections of the U.S. Borrower and its Subsidiaries (after giving effect to the MAPS Acquisition and the related financing thereof) for the four Fiscal Years ended after the Second Amendment Effective Date (the “Updated 2007 Projections”). The Updated 2007 Projections have been prepared on a basis consistent with the financial statements referred to in Section 8.04(a) and are based on good faith estimates and assumptions made by the management of the U.S. Borrower.”.

55. Section 8.12 of the Credit Agreement is hereby amended by inserting the text “and the Dutch Borrower” immediately after the text “Canadian Borrower” appearing in clause (c) of said Section.

56. Section 9.01(c) of the Credit Agreement is hereby amended by (i) deleting the text “Sections 10.12, 10.13 and 10.14” appearing in said Section and inserting the text “Sections 10.13 and 10.14 (and the Senior Secured Leverage Ratio as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be, then last ended)” in lieu thereof, (ii) inserting the text “Adjusted Excess Cash Flow and” prior to the first reference to “Excess Cash Flow” appearing in said Section, (iii) deleting the word “and” appearing after the text “Cash Flow Payment Period” appearing in said Section and inserting a comma in lieu thereof, (iv) deleting the text “pursuant to clause (xi)” appearing in said Section and inserting the text “pursuant to clauses (xi) and (xiii)” in lieu thereof, and (v) inserting the following new text immediately prior to the semi-colon at the end of said Section:

“and (iv) setting forth the amounts charged to the Foreign/JV Basket Amount and the Retained Excess Cash Flow Amount since the Second Amendment Effective Date, together with, at the election of a Permitted Holder, if such certificate demonstrates an Event of Default with respect to any covenant under Section 10.13, a certificate from such Permitted Holder of its notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default pursuant to Section 11.02; provided that the delivery of a Notice of Intent to Cure shall in no way affect or alter the occurrence, existence or continuation of any such Event of

Default or the rights, benefits, powers and remedies of the Administrative Agent and the Lenders under any Credit Document”.

57. Section 9.13 of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Dutch Borrower)” immediately after the first reference to the text “Credit Agreement Party” appearing in clause (a) of said Section and (ii) inserting the text “(other than the Dutch Borrower)” immediately after each reference to the text “Credit Agreement Party” appearing in clauses (b) and (c) of said Section.

58. Section 9.14 of the Credit Agreement is hereby amended by deleting the text “Sections 10.12, 10.13 and 10.14” appearing in said Section and inserting the text “Sections 10.13 and 10.14” in lieu thereof.

59. Section 9 of the Credit Agreement is hereby further amended by inserting the following new Sections 9.16 and 9.17 after Section 9.15 appearing in said Section:

“9.16 Mortgages Amendments in Connection with the Second Amendment. Within 60 days following the MAPS Acquisition Date, the U.S. Borrower shall have delivered, or caused to be delivered, to the Collateral Agent fully executed counterparts of amendments, in form and substance satisfactory to the Administrative Agent, to each of the Mortgages covering a Mortgaged Property located in the United States or any State thereof, together with evidence that counterparts of each such amendment have been delivered to the title company insuring the Lien on such Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on such Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the full principal amount of all U.S. Borrower Incremental Term Loans incurred on the MAPS Acquisition Date and all Dutch Borrower Dual Borrower Dual Currency Facility Revolving Loans); provided that the Administrative Agent may (in its sole discretion) extend such 60 day period by up to an additional 60 days, so long as the U.S. Borrower is working diligently in good faith to comply, or cause its Subsidiaries to comply, with the applicable covenants described above.

9.17 Additional Guaranties and Security in Connection with a Revolver Re-Allocation. (a) Within 45 days following the Additional Foreign Collateral Trigger Date, (i) the U.S. Borrower shall have caused each Dutch Holding Company (unless otherwise agreed by the Administrative Agent in its sole discretion), the Dutch Borrower and each Wholly-Owned Subsidiary of the Dutch Borrower organized under the laws of Germany (each, a “German Guarantor”) to (x) execute and deliver security documents and guaranties in form and substance satisfactory to the Administrative Agent and covering the Obligations of the Dutch Borrower under this Agreement and (y) deliver opinions of counsel, in each case from counsel, and in form and substance, reasonably satisfactory to the Administrative Agent, together with customary officers’ certificates and other customary closing deliverables, and (ii) each Credit Agreement Party shall have entered into such technical amendments to this Agreement as may be reasonably requested by the Administrative Agent in connection with the matters described in this Section 9.17, including, without limitation, (x) the addition of a covenant requiring after-acquired Subsidiaries organized under the laws of Germany to execute and deliver guaranties and security documents covering the Obligations of the Dutch Borrower hereunder in a manner akin to the requirements applicable to after-acquired Canadian Subsidiaries pursuant to Section 9.12 and (y) limitations on intercompany mergers, consolidations, liquidations, loans and asset transfers involving the German Guarantors on a basis akin to the treatment provided herein for the Dutch Borrower; provided that the Administrative Agent may (in its sole discretion) extend the 45-day period following the Additional Foreign Collateral Trigger Date described above by up to an additional 30 days, so long as the U.S. Borrower is working diligently in good faith to comply, or cause its Subsidiaries to comply, with the applicable requirements described above. Each Lender hereby consents to, and authorizes the Administrative Agent and the Collateral Agent (on their behalf) to enter into, such amendments to this Agreement, and such other guaranties and security documents as are described above in this Section 9.17, and further agrees, at the request of the Administrative Agent, to execute such amendments to this Agreement that are consistent with the foregoing agreements.

(b) Notwithstanding the foregoing, at any time on and after the date on which the Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments of all RL Lenders shall have been reduced to zero as a result of one or more Commitment re-allocations pursuant to Section 2.01(j)(II), the Administrative Agent and the Collateral Agent shall (at the request and expense of the Dutch Borrower) promptly release the guaranties and security provided by the Dutch Borrower and the German Guarantors described in Section 9.17(a).”.

60. Section 10.01(a)(vi) of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Dutch Borrower)” immediately after the text “other Credit Party” appearing in subclause (w) of said Section and (ii) inserting the text “or the Dutch Borrower)” immediately after the text “Canadian Credit Party” appearing in subclause (z) of said Section.

61. Section 10.01(a)(xiii) of the Credit Agreement is hereby amended by (i) deleting clause (A) of the first proviso appearing in said Section and inserting the following new clause (A) in lieu thereof:

“(A) at no time shall the sum of (x) the aggregate principal amount of Additional Senior Subordinated Notes issued pursuant this Section 10.01(a)(xiii) and outstanding at such time and (y) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to Section 2.15 on and after the Second Amendment Effective Date (exclusive of up to €65,000,000 of Incremental Term Loan Commitments made available on the MAPS Acquisition Date to finance the MAPS Acquisition and taking the U.S. Dollar Equivalent of any Incremental Term Loan Commitments denominated in Canadian Dollars or Euros), exceed U.S.$300,000,000,”;

(ii) deleting the text “Sections 10.12 and 10.13” appearing in said Section and inserting the text “Section 10.13” in lieu thereof and (iii) deleting the text “2.50 to 1.00” appearing in said definition and inserting the text “3.25:1.00 (or, at any time on or after December 31, 2008, 3.00:1.00)” in lieu thereof.

62. Section 10.01(a) of the Credit Agreement is hereby further amended by deleting clause (xiv) of said Section in its entirety and inserting the following new clause (xiv) in lieu thereof:

“(xiv) Permitted Securitizations, provided that the Net Proceeds from each Permitted Securitization established pursuant to this clause (xiv) which exceeds the Securitization Threshold Amount shall have been applied to prepay Term Loans as, and to the extent, required by Section 5.02(d);”.

63. Section 10.01(a)(xv) of the Credit Agreement is hereby amended by deleting the text “U.S.$40,000,000” appearing in said Section and inserting the text “U.S.$75,000,000” in lieu thereof.

64. Section 10.01(a)(xviii) of the Credit Agreement is hereby amended by (i) inserting the text “and the Dutch Borrower” immediately after the text “Holdings” appearing in said Section, (ii) deleting the text “U.S.$15,000,000” appearing in said Section and inserting the text “U.S.$50,000,000” in lieu thereof and (iii) deleting the word “and” at the end of said Section.

65. Section 10.01(a) of the Credit Agreement is hereby further amended by (i) deleting the period at the end of clause (xix) of said Section and inserting the text “; and” in lieu thereof and (ii) inserting the following new clause (xx) at the end of said Section:

“(xx) if the Lindau Mortgage is assumed in connection with the MAPS Acquisition, Indebtedness secured by the Lindau Mortgage in an aggregate principal amount not to €10,825,000 at any time outstanding”.

66. Section 10.02(a)(ix) of the Credit Agreement is hereby amended by inserting the text “(other than the Dutch Borrower)” immediately after the text “another Credit Party” appearing in said Section.

67. Section 10.02(a)(xii) of the Credit Agreement is hereby amended by inserting the text “, and, if the Lindau Mortgage is assumed in connection with the MAPS Acquisition, Liens evidenced by the Lindau Mortgage” immediately prior to the semi-colon at the end of said Section.

68. Section 10.03(a) of the Credit Agreement is hereby amended by inserting the text “or the Dutch Borrower” immediately after the text “(other than a Canadian Credit Party” in each place such text appears in said Section.

69. Section 10.03 of the Credit Agreement is hereby further amended by inserting the following new clause (e) at the end of said Section:

“(e) Notwithstanding anything to the contrary contained in Section 10.03(b), no Dutch Holding Company will (i) engage in any business or activity other than the ownership of all the outstanding Equity Interests of another Dutch Holding Company or the Dutch Borrower, as applicable, and activities incidental thereto or (ii) own or acquire any material assets (other than Equity Interests of another Dutch Holding Company, the Dutch Borrower and intercompany notes evidencing intercompany loans permitted by Section 10.01) or incur any liabilities (other than liabilities under the Credit Documents, intercompany loans permitted by Section 10.01 and liabilities reasonably incurred in connection with its maintenance of its existence).”.

70. Section 10.04(d) of the Credit Agreement is hereby amended by (i) inserting the following new subclause (u) immediately prior to subclause (v) appearing in said Section:

“(u) the U.S. Borrower may make a cash common equity contribution on the MAPS Acquisition Date to the Dutch Holding Company identified in clause (i) of the definition of “Dutch Holding Company” in an aggregate amount of not more than $120,000,000, the proceeds of which shall be used, directly or indirectly, to finance the MAPS Acquisition and pay related fees and expenses incurred in connection therewith,”, and (ii) inserting the word “Canadian” immediately prior to the second reference to the text “Credit Party” appearing in subclause (w) of said Section.

71. Section 10.04(e) of the Credit Agreement is hereby amended by (i) inserting the word “(other than the Dutch Borrower)” immediately after the text “Credit Party” appearing in subclause (w) of said Section, (ii) deleting subclause (z) of said Section and inserting the following new subclause (z) in lieu thereof:

“(z) any Foreign Subsidiary of the U.S. Borrower may make intercompany loans to any Credit Party (other than the Dutch Borrower), any Foreign Subsidiary of the U.S. Borrower (other than a Canadian Credit Party) may make intercompany loans to any Credit Party, the Dutch Borrower may make intercompany loans to any other Foreign Subsidiary of the U.S. Borrower and any Foreign Subsidiary of the U.S. Borrower that is not a Credit Party may make intercompany loans to any other Foreign Subsidiary of the U.S. Borrower that is not a Credit Party”, and (iii) inserting the text “(other than the Dutch Borrower)” immediately after the text “Credit Party” appearing in clause (I) of the proviso appearing in said Section.

72. Section 10.04 of the Credit Agreement is hereby further amended by deleting clause (p) of said Section in its entirety and inserting the following new clause (p) in lieu thereof:

“(p) Investments by the U.S. Borrower or any of its Subsidiaries (i) in the Dutch Borrower and Subsidiaries that are not Credit Parties (to the extent not otherwise permitted under clauses (c), (d) or (e) of this Section 10.04), (ii) in Permitted Joint Ventures and (iii) in respect of Foreign Permitted Acquisitions (the purchase price with respect to which shall be calculated as described in the definition of the term “Permitted Acquisition”), in an amount, as valued at cost at the time each such Investment is made

(including all commitments for future Investments), not exceeding the Available Basket Amount in effect at such time;”.

73. Section 10.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (q) of said Section, (ii) deleting the period at the end of clause (r) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (s) at the end of said Section:

“(s) the MAPS Acquisition may be consummated in accordance with the requirements of Section 1 of Part A of the Second Amendment.”.

74. Section 10.05(b) of the Credit Agreement is hereby further amended by (i) inserting the text “and the Dutch Borrower” immediately after the text “Holdings” appearing in subclauses (w) and (y) of said Section, and (ii) deleting subclause (z) of said Section in its entirety and inserting the following new subclause (z) in lieu thereof:

“(z) by any Foreign Subsidiary of the U.S. Borrower (other than a Canadian Credit Party) to (1) any Credit Party (other than Holdings) or (2) except in the case of any sale, transfer or disposition by the Dutch Borrower, any other Foreign Subsidiary of the U.S. Borrower”.

75. Section 10.05(k) of the Credit Agreement is hereby amended by (i) deleting the text “U.S.$10,000,000” appearing therein and inserting the text “U.S.$25,000,000” in lieu thereof and (ii) deleting the text “U.S.$25,000,000” appearing therein and inserting the text “U.S.$50,000,000” in lieu thereof.

76. Section 10.08(b) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following new clause (iv) in lieu thereof:

“(iv) the U.S. Borrower may from time to time repurchase outstanding Senior Notes and/or Senior Subordinated Notes on the open market for cash, so long as:

(I) (1) no Default or Event of Default then exists or would exist immediately after giving effect to the respective repurchase, (2) the aggregate amount of cash used to repurchase Senior Notes and Senior Subordinated Notes (and pay other amounts owing in connection therewith) pursuant to this clause (iv)(I) on and after the Second Amendment Effective Date does not exceed $15,000,000, (3) in the case of any repurchase of outstanding Senior Notes and/or Senior Subordinated Notes pursuant to this clause (iv)(I), the repurchase shall be made in a manner and at a price consistent with the prior practices of the U.S. Borrower with respect to repurchases made after the Closing Date and prior to the Second Amendment Effective Date, (4) any Senior Notes or Senior Subordinated Notes so purchased are cancelled promptly following the repurchase thereof, and (5) on the date of any such repurchase pursuant to this clause (iv)(I) an Authorized Officer of the U.S. Borrower shall have furnished to the Administrative Agent a certificate demonstrating compliance with this clause (iv)(I); or

(II) (1) no Default or Event of Default then exists or would exist immediately after giving effect to the respective repurchase, (2) after giving effect to the respective repurchase pursuant to this clause (iv)(II) and the incurrence of any Revolving Loans and Swingline Loans to finance the same, the sum of (x) the Unrestricted cash and Permitted Investments of the U.S. Borrower and its Subsidiaries plus (y) the Total Unutilized Revolving Loan Commitment at such time shall equal or exceed $75,000,000, (3) immediately prior to and after giving effect to any such repurchase pursuant to this clause (iv)(II) and the incurrence of any Indebtedness to finance the same, on a Pro Forma Basis, as of the last day of the most recently ended Fiscal Quarter prior to such repurchase and for which financial statements are available, the Senior Secured Leverage Ratio shall be less than 2.00 to 1.00, (4) any Senior Notes or Senior Subordinated Notes so purchased are cancelled promptly following the repurchase thereof, and (5) on the date of any such repurchase pursuant to this clause (iv)(II) an Authorized Officer of the U.S. Borrower shall have furnished to the Administrative Agent a certificate demonstrating compliance with this clause (iv)(II); or

(III) (1) no Default or Event of Default then exists or would exist immediately after giving effect to the respective repurchase, (2) the aggregate amount of cash used to repurchase Senior Notes and Senior Subordinated Notes (and pay other amounts owing in connection therewith) pursuant to this clause (iv)(III) does not exceed the Retained Excess Cash Flow Amount at such time, (3) any Senior Notes or Senior Subordinated Notes so purchased are cancelled promptly following the repurchase thereof, and (4) on the date of any such repurchase pursuant to this clause (iv)(III) an Authorized Officer of the U.S. Borrower shall have furnished to the Administrative Agent a certificate demonstrating compliance with this clause (iv)(III).”.

77. Section 10.09(b) of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Dutch Borrower)” after the text “other Credit Parties” appearing in clause (b)(x) of said Section, (ii) deleting the word “or” appearing in clause (b) of said Section and inserting a comma in lieu thereof and (iii) inserting the following text immediately prior to clause (c) of said Section:

“or (z) the Credit Parties (other than the Dutch Borrower) and the Dutch Borrower not involving any other Affiliate, so long as the aggregate transaction value (as determined in good faith by the U.S. Borrower) for all such transactions described in this clause (z) consummated after the Second Amendment Effective Date does not exceed $2,000,000”.

78. Section 10.12 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.12 in lieu thereof :

“10.12 Reserved. [Reserved].”

79. Section 10.13 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new text:

“10.13 Senior Secured Leverage Ratio. The U.S. Borrower will not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter to exceed 3.25:1.0 (or, at any time on or after December 31, 2008, 3.00:1.00).”.

80. Section 10.14 of the Credit Agreement is hereby amended by deleting clause (d) of said Section in its entirety and inserting the following new clause (d) in lieu thereof:

“(d) In addition to the Capital Expenditures permitted pursuant to the preceding paragraphs (a) through (c), Foreign Subsidiaries may make additional Capital Expenditures as part of a strategic acquisition or strategic development of assets which, together with Investments made under Section 10.04(p), do not exceed the Available Basket Amount in effect at such time.”.

81. Section 11 is hereby amended by (i) retitling the heading of such Section “Events of Default and Remedies”, (ii) inserting the new text “11.01 Events of Default.” at the beginning of such Section (but after the heading referred to in preceding clause (i)), (iii) inserting the text “; provided that any Event of Default under Section 10.13 is subject to cure as contemplated by Section 11.02” immediately prior to the semi-colon at the end of clause (c) of Section 11.01 (as retitled pursuant to preceding clause (ii)), and (iv) inserting the following new Section 11.02 at the end of such Section:

“11.02 Equity Cure Right. (a) Notwithstanding anything to the contrary contained in Section 11.01, in the event of any Event of Default under any covenant set forth in Section 10.13 and until the expiration of the tenth (10th) day after the date on which financial statements are required to be delivered with respect to the applicable Fiscal Quarter hereunder, Holdings may engage in a Permitted Equity Issuance to any of the Permitted Holders and apply the amount of the Net Proceeds thereof to increase Consolidated EBITDA with respect to such applicable Fiscal Quarter; provided that such Net Proceeds (i) are actually received by the U.S. Borrower (including through capital contribution of such Net Proceeds by Holdings to the U.S. Borrower) no later than ten (10) days after the date on which financial statements are required to be delivered with respect to such Fiscal Quarter hereunder and (ii) do not exceed the aggregate amount necessary to cure such Event of Default under Section 10.13, as applicable, for any applicable Fiscal Quarter. The parties hereby acknowledge that this Section 11.02 may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 10.13 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence.

(b) Notwithstanding the provisions of Section 11.02(a), in each period of four Fiscal Quarters, there shall be at least two (2) consecutive Fiscal Quarters in which no cure set forth in Section 11.02(a) is made.”.

82. Each of the Credit Agreement and each other Credit Document is hereby further amended by deleting each occurrence of the text “Section 11” appearing therein (except as modified in Section 3 of this Second Amendment and the reference appearing in the title to such Section) and inserting the text “Section 11.01” in lieu thereof.

83. Section 13.07(a) of the Credit Agreement is hereby amended by (i) inserting the text “and certain calculations shall take account of the financial condition and performance of Non-Consolidated Joint Ventures” immediately after the text “on a Pro Forma Basis” appearing in said Section and (ii) deleting the text “Sections 10.12 and 10.13” appearing in said Section and inserting the text “Section 10.13” in lieu thereof.

84. Section 13.08(a) of the Credit Agreement is hereby amended by (i) deleting the text “The Canadian Borrower” appearing in said Section and inserting the text “Each of the Canadian Borrower and the Dutch Borrower” in lieu thereof and (ii) deleting the text “the Canadian Borrower” appearing in said Section and inserting the text “each of the Canadian Borrower and the Dutch Borrower” in lieu thereof.

85. The Credit Agreement is hereby further modified by supplementing Schedule I to the Credit Agreement (as to the relevant Tranches identified on Schedule I attached hereto) with the additional information relating to such Tranches as set forth on Schedule I attached hereto.

86. Exhibit A-1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-1 in the form of Exhibit A-1 attached hereto.

87. Exhibit A-2 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-2 in the form of Exhibit A-2 attached hereto.

88. Exhibit K to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit K in the form of Exhibit K attached hereto.

89. Exhibit M to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit M in the form of Exhibit M attached hereto.

90. The Credit Agreement is hereby further amended by adding Exhibit B-10, Exhibit G-1A, Exhibit G-2A, Exhibit H-1A, Exhibit H-2A, Exhibit I-1A, Exhibit I-2A and Exhibit N-1 thereto in the forms of Exhibit B-10, Exhibit G-1A, Exhibit G-2A, Exhibit H-1A, Exhibit H-2A, Exhibit I-1A, Exhibit I-2A and Exhibit N-1, respectively, attached hereto.

B. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, each of Holdings and each of the Borrowers hereby represents and warrants to each of the Lenders that:

(i) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment.

2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the U.S. Borrower and the Administrative Agent.

4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower shall have paid to the Agents and the Lenders all fees, costs and expenses payable to the Agents and the Lenders to the extent then due (including, without limitation, legal fees and expenses); and

(ii) Holdings, the U.S. Borrower, the Canadian Borrower, the Dutch Borrower, the Lenders constituting the Required Lenders, the Administrative Agent, the Collateral Agent, and each Dual Borrower Dual Currency Facility RL Lender (including each Incremental Dual Borrower Dual Currency Facility RL Lender) (as each such term is defined in the Credit Agreement as amended hereby) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number 212-354-8113; e-mail address: myip@whitecase.com).

6. The Canadian Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, it shall pay to each Canadian Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on July 26, 2007, a non-refundable cash fee (the “Canadian Amendment Fee”) in Dollars in an amount equal to 12.5 basis points (i.e., 0.125%) on an amount equal to the sum of (i) the aggregate principal amount of all Tranche A Term Loans of such Lender outstanding on the Second Amendment Effective Date (immediately before giving effect thereto) plus (ii) the Multicurrency Facility Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date (immediately before giving effect thereto). In addition, the U.S. Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on July 26, 2007, a non-refundable cash fee (the “U.S. Amendment Fee” and, together with the Canadian Amendment Fee, collectively, the “Amendment Fees”) in Dollars in an amount equal to 12.5 basis points (i.e., 0.125%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans (other than Tranche A Term Loans) of such Lender outstanding on the Second Amendment Effective Date (immediately before giving effect thereto) plus (ii) the Dollar Facility Revolving

Loan Commitment of such Lender as in effect on the Second Amendment Effective Date (immediately before giving effect thereto) plus (iii) the U.S. Borrower Dual Currency Facility Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date (immediately before giving effect thereto). The Amendment Fees shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fees shall be paid by the Canadian Borrower and the U.S. Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the third Business Day following the Second Amendment Effective Date.

7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Second Amendment Effective Date.

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered as of the date first above written.

COOPER-STANDARD HOLDINGS, INC. (f/k/a CSA Acquisition Corp.)
By:	/s/ Edward A. Hasler
Name: Edward A. Hasler
Title: President and Chief Operating Officer

COOPER-STANDARD AUTOMOTIVE INC.
By:	/s/ Edward A. Hasler
Name: Edward A. Hasler
Title: President and Chief Operating Officer
COOPER-STANDARD AUTOMOTIVE CANADA LIMITED
By:	/s/Timothy T. Griffith
Name: Timothy T. Griffith
Title: Vice President and Treasurer

STEFFENS BEHEER BV
By:	/s/ Authorized Signatory
Name: Equity Trust Co. NV
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually, as Administrative Agent and as Collateral Agent
By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Director
DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger
By:	/s/ Eric Seidel
Name: Eric Seidel
Title:

By:	/s/ James Paris
Name: James Paris
Title:
DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Director

GOLDMAN SACHS CREDIT PARTNERS, L.P., Individually and as Co-Documentation Agent
By:	/s/ Elizabeth Fischer
Name: Elizabeth Fischer
Title: Authorized Signatory
THE BANK OF NOVA SCOTIA, Individually and as Co-Documentation Agent
By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

DEUTSCHE BANK AG CANADA BRANCH, as Lender
By:	/s/ Robert A. Johnston
Name: Robert A. Johnston
Title: Vice President

By:	/s/ Renate Engel
Name: /s/ Renate Engel
Title: Assistant Vice President

NEWYORK 5995485 (2K)

Saturn CLO, Ltd. By: AIG Global Investment Corp., its Collateral Manager By: /s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Managing Director	SunAmerica Life Insurance Company By: AIG Global Investment Corp., its Investment Advisor By: /s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Managing Director	Galaxy VI CLO, LTD. By: AIG Global Investment Corp., its Collateral Manager By: /s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Managing Director
Galaxy VII CLO, LTD. By: AIG Global Investment Corp., its Collateral Manager By: /s/ W. Jeffrey Baxter Name: W. Jeffrey Baxter Title: Managing Director	LANDMARK V CDO Limited By: Aladdin Capital Management LLC, as a Lender By: /s/ James Bragg Name: James Bragg Title: Director	LANDMARK VI CDO Limited By: Aladdin Capital Management LLC, as a Lender By: /s/ James Bragg Name: James Bragg Title: Director
LANDMARK VII CDO Limited By: Aladdin Capital Management LLC, as a Lender By: /s/ James Bragg Name: James Bragg Title: Director	LANDMARK VIII CDO Limited By: Aladdin Capital Management LLC, as a Lender By: /s/ James Bragg Name: James Bragg Title: Director	NORTHWOODS CAPITAL IV, LIMITED By: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER By: /s/ Bruce Martin Name: BRUCE MARTIN Title: MANAGING DIRECTOR
NORTHWOODS CAPITAL V, LIMITED By: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER By: /s/ Bruce Martin Name: BRUCE MARTIN Title: MANAGING DIRECTOR	NORTHWOODS CAPITAL IV, LIMITED By: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER By: /s/ Bruce Martin Name: BRUCE MARTIN Title: MANAGING DIRECTOR	NORTHWOODS CAPITAL VI, LIMITED By: ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER By: /s/ Bruce Martin Name: BRUCE MARTIN Title: MANAGING DIRECTOR
SEI Institutional Managed Trust - High Yield Bond Fund By: /s/ Americo Cascella Name: Americo Cascella Title: Vice President	SEI Institutional Investment Trust - High Yield Bond Fund By: /s/ Americo Cascella Name: Americo Cascella Title: Vice President	SEI Global Master Fund plc - The SEI High Yield fixed Income Fund By: /s/ Americo Cascella Name: Americo Cascella Title: Vice President
Ballantyne Funding LLC By: /s/ Michael Roof Name: Michael Roof Title: Vice President	THE BANK OF NOVA SCOTIA By: /s/ J.F. Todd Name: J.F. Todd Title: Managing Director	BLACK DIAMOND CLO 2005-1 Ltd. By: Black Diamond CLO 2005-1 Adviser, L.L.C., As its Collateral Manager By: /s/ Stephen H. Deckoff Name: Stephen H. Deckoff Title: Managing Principal
BLACK DIAMOND CLO 2005-2 Ltd. By: Black Diamond CLO 2005-2 Adviser, L.L.C., As its Collateral Manager By: /s/ Stephen H. Deckoff Name: Stephen H. Deckoff Title: Managing Principal	BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd By: Black Diamond CLO 2006-1 Adviser, L.L.C., As its Collateral Manager By: /s/ Stephen H. Deckoff Name: Stephen H. Deckoff Title: Managing Principal	BlackRock Senior Income Series IV Merrill Lynch global Investment Series: Income Strategies Portfolio By: /s/ AnnMarie Smith Name: AnnMarie Smith Title: Authorized Signatory

Loan Funding VI LLC For itself or as agent for Corporate Loan Funding VI LLC By: /s/ Dean T Criares Name: Dean T Criares Title: Senior Managing Director	Lafayette Square CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Agent By: /s/ Dean T. Criares Name: Dean T Criares Title: Senior Managing Director	Union Square CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Agent By: /s/ Dean T. Criares Name: Dean T Criares Title: Senior Managing Director
Monument Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Agent By: /s/ Dean T. Criares Name: Dean T Criares Title: Senior Managing Director	Inwood Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Agent By: /s/ Dean T. Criares Name: Dean T Criares Title: Senior Managing Director	BNP Paribas By: /s/ Ola Anderssen Name: Ola Anderssen Title: Director By: /s/ Gregg Bonardi Name: Gregg Bonardi Title: Director
CF Blackburn LLC By: /s/ Marline Alexander-Thomas Name: Marline Alexander-Thomas Title: Vice President	CIT Lending Services Corporation By: /s/ David Manheim Name: David Manheim Title: Vice President	CONTINENTAL CASUALTY COMPANY By: /s/ Dennis R. Hemme Name: Dennis R. Hemme Title: Senior Vice President and Treasurer
COMERICA BANK By: /s/ Steven J. McCormack Name: Steven J. McCormack Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By: DB Services New Jersey, Inc.

By: /s/ Edward Schaffer

Name: Edward Schaffer
Title: Vice President

By: /s/ Deirdre Whorton

Name: Deirdre Whorton
Title: Assistant Vice President

ROSEMONT CLO, Ltd. By: Deerfield Capital Management as its Collateral Manager By: /s/ Carol Lena Kiel Name: Carol Lena Kiel Title: Senior Vice President
MARQUETTE PARK CLO, Ltd. By: Deerfield Capital Management as its Collateral Manager By: /s/ Carol Lena Kiel Name: Carol Lena Kiel Title: Senior Vice President	ACCESS INSTITUTIONAL LOAN FUND By: Deerfield Capital Management as its Portfolio Manager By: /s/ Carol Lena Kiel Name: Carol Lena Kiel Title: Senior Vice President	Jay Street Market Value CLO I LTD. By: Dimaio Ahmad Capital LLC as Manager By: /s/ Paul Travers Name: Paul Travers Title: Managing Director
SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	EATON VANCE SENIOR INCOME TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	Eaton Vance CDO IX, Ltd. By: Eaton Vance Management As Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	GRAYSON & CO. By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH
______ State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

	BIG SKY III SENIOR LOAN TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	EATON VANCE LIMITED DURATION INCOME FUND By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President
EATON VANCE SENIOR FLOATING-RATE TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	EATON VANCE FLOATING-RATE INCOME TRUST By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President
Eaton Vance Variable Leverage Fund Ltd. By: Eaton Vance Management As Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President	Export Development Canada By: /s/ David Charles Name: David Charles Title: Asset Manager By: /s/ David Stevenson Name: David Stevenson Title: Loan Portfolio Manager	Fenway Capital, LLC By: /s/ Vidrik Frankfather Name: Vidrik Frankfather Title: Authorized Signor
FRANKLIN CLO IV LIMITED By: /s/ David Ardini Name: David Ardini Title: Vice President	FRANKLIN CLO V, LTD By: /s/ David Ardini Name: David Ardini Title: Vice President	FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President
FRANKLIN FLOATING RATE DAILY ACCESS FUND By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President	FRANKLIN FLOATING RATE MASTER SERIES By: /s/ Richard Hsu Name: Richard Hsu Title: Vice President	Fraser Sullivan CLO I, Ltd. By: Fraser Sullivan Investment Management, LLC, as Collateral Manager By: /s/ Tighe P. Sullivan Name: Tighe P. Sullivan Title: Vice President

Fraser Sullivan CLO II, Ltd. By: Fraser Sullivan Investment Management, LLC, as Collateral Manager By: /s/ Tighe P. Sullivan Name: Tighe P. Sullivan Title: Vice President	FRASER SULLIVAN CREDIT STRATEGIES FUNDING LTD. By: Fraser Sullivan Investment Management, LLC, as Ramp Up Investment Manager By: /s/ Tighe P. Sullivan Name: Tighe P. Sullivan Title: Vice President	GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ Pieter Smit Name: Pieter Smit Title: Duly Authorized Signatory
GE CANADA FINANCE HOLDING COMPANY By: /s/ Richard Zeni Name: Richard Zeni Title: Duly Authorized Signatory	GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATOR FOR, GE CFS LOAN HOLDING 2006-2 LLC. By: /s/ Amanda van Heyst Name: Amanda van Heyst Title: Duly Authorized Signatory	GMAC Commercial Finance LLC By: /s/ Marline Alexander-Thomas Name: Marline Alexander-Thomas Title: Vice President
Goldman, Sachs & Co. By: /s/ Elizabeth Fischer Name: Elizabeth Fischer Title: Authorized Signatory	Grand Central Asset Trust, HFV Series By: /s/ Molly Walter Name: Molly Walter Title: Attorney-In-Fact	IKB Capital Corporation By: /s/ Grant Werner Name: Grant Werner Title: Portfolio Manager
KINGSLAND I, LTD. By: Kingsland capital Management, LLC, as Manager By: /s/ Vincent Suno Name: Vincent Suno Title: Authorized Officer Kingsland Capital Management, LLC as Manager	KINGSLAND II, LTD. By: Kingsland capital Management, LLC, as Manager By: /s/ Vincent Suno Name: Vincent Suno Title: Authorized Officer Kingsland Capital Management, LLC as Manager	KINGSLAND III, LTD. By: Kingsland capital Management, LLC, as Manager By: /s/ Vincent Suno Name: Vincent Suno Title: Authorized Officer Kingsland Capital Management, LLC as Manager
LaSalle Bank Midwest N.A. By: /s/ Annette Gordon Name: Annette Gordon Title: First Vice President	LEHMAN COMMERCIAL PAPER INC. By: /s/ Diane Albanese Name: Diane Albanese Title: Authorized Signatory	METROPOLITAN WEST HIGH YIELD BOND FUND By: /s/ Joseph Hattesohl Name: Joseph Hattesohl Title: CFO
MFS Floating Rate Income Fund By: /s/ Philip Robbins Name: Philip Robbins Title: Vice President	Munfield Trading LLC By: /s/ Tara E. Kenny Name: Tara E. Kenny Title: Assistant Vice President	National City Bank By: /s/ Tom Gurbach Name: Tom Gurbach Title: Vice President
NATIONAL CITY BANK, CANADA BRANCH By: /s/ Kenneth G. Argue Name: Kenneth G. Argue Title: Vice President, Operations National City Bank, Canada Branch	NORTH FORK BUSINESS CAPITAL CORP. By: /s/ Ron Walker Name: Ron Walker Title: Vice President	Addison CDO, Limited By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President

Fairway Loan Funding Company By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President	Loan Funding III LLC By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President	Mayport CLO Ltd. By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President

PIMCO Floating Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By: /s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Senior Vice President

PIMCO Floating Rate Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By: /s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Senior Vice President

PIMCO Floating Rate Strategy Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By: /s/ Arthur Y.D. Ong

Name: Arthur Y.D. Ong
Title: Senior Vice President

Southport CLO, Limited By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President	Waveland - INGOTS, LTD. By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Arthur Y.D. Ong Name: Arthur Y.D. Ong Title: Senior Vice President	Putnam Floating Rate Income Fund By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.
Putnam Master Intermediate Income Trust By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.	Putnam Premier Income Trust By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.	Prospero CLO I, B.V. By: /s/ John Randolph Watkins Name: John Randolph Watkins Title: Executive Director
Veritas CLO I, Ltd. By: /s/ John Randolph Watkins Name: John Randolph Watkins Title: Executive Director	Veritas CLO II, Ltd. By: /s/ John Randolph Watkins Name: John Randolph Watkins Title: Executive Director	Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager By: /s/ Yvonne E. Stevens Name: Yvonne E. Stevens Title: Senior Managing Director
RiverSource Life Insurance Company By: RiverSource Investments, LLC as Collateral Manager By: /s/ Yvonne E. Stevens Name: Yvonne E. Stevens Title: Senior Managing Director	Centurion CDO I, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations	Centurion CDO VI, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations
Centurion CDO VII, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations	Centurion CDO 8, Limited By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations	Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

Centurion CDO 10, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations	Centurion CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations	Centurion CDO 15, Limited By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations
RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Assistant Vice President	Sequils-Centurion CDO V, Ltd. By: RiverSource Investments, LLC as Collateral Manager By: /s/ Robin C. Stancil Name: Robin C. Stancil Title: Director of Operations

VITESSE CLO LTD.
By: TCW Advisors as its Portfolio Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

Trimaran CLO IV Ltd. By: Trimaran Advisors, L.L.C. By: /s/ David M. Millison Name: David M. Millison Title: Managing Director

CELEBRITY CLO LIMITED
By: TCW Advisors, Inc., as Agent

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

FIRST 2004-II CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

LOAN FUNDING I LLC, for itself or as agent for Corporate Funding I LLC
By: TCW Advisors, Inc., as Portfolio Manage of LOAN FUNDING I LLC

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

MAC CAPITAL, LTD
By: TCW Advisors, Inc., as its Interim Portfolio Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

MOMENTUM CAPITAL FUND, LTD.
By: TCW Advisors, Inc., as its Interim Collateral Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

PARK AVENUE LOAN TRUST
By: TCW Advisors, Inc., as Agent

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Colateral Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

TCW Senior Secured Floating Rate Loan Fund, L.P.
By: TCW Advisors, Inc., as its Investment Advisor

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., as its Investment Advisor

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

VELOCITY CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By: /s/ Julia K. Haramis

Name: Julia K. Haramis
Title: Vice President

By: /s/ Vikas Mavinkurve

Name: Vikas Mavinkurve
Title: Senior Vice President

UBS LOAN FINANCE LLC By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director By: /s/ David B. Julie Name: Mary E. Evans Title: Associate Director

UBS AG, Stamford Branch

By: /s/ Douglas Gervohac

Name: Douglas Gervohac
Title: Director
Banking Products Services, US

By: /s/ Benjamin Edwards

Name: Benjamin Edwards
Title: Associate Director
Banking Products Services, US

Wells Fargo Bank, N.A. By: /s/ Derek A. Flowers Name: Derek A. Flowers Title: Senior Vice President
The Foothill Group, Inc. By: /s/ Scott P. Quigley Name: Scott P. Quigley Title: Vice President	Foothill CLO I, Ltd. By: The Foothill Group, Inc., as attorney-in-fact By: /s/ Scott P. Quigley Name: Scott P. Quigley Title: Vice President	Yorkville CBNA Loan Funding LLC, for itself or as agent for Yorkville CFPI Loan Funding LLC By: /s/ Pam Gwin Name: Pam Gwin Title: Attorney-in-fact

SCHEDULE I

LIST OF LENDERS AND COMMITMENTS

Lender	Dollar Facility Revolving Loan Commitment	Dual Borrower Dual Currency Facility Revolving Loan Commitment	Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitment
Deutsche Bank Trust Company Americas	U.S.$100,000,000
Deutsche Bank AG, Canada Branch
[Names of Lenders]

TOTAL	U.S.$75,000,000.00 [1]	U.S.$25,000,000.00 [2]	U.S.$10,000,000.00

______________

[1]

Pursuant to Section 2.01(j) of the Credit Agreement, will be decreased on Second Amendment Effective Date by the aggregate amount of all Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments made available on such date.

[2]

Pursuant to Section 2.01(j) of the Credit Agreement, will be increased on Second Amendment Effective Date by the aggregate amount of all Incremental Dual Borrower Dual Currency Facility Revolving Loan Commitments made available on such date.